SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : December 28, 1998


                       Saxon Asset Securities Trust 1998-3
             Mortgage Loan Asset Backed Certificates, Series 1998-3

             (Exact name of registrant as specified in its charter)


     Virginia                         34-0-20552             52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                         This report consists of 7 consecutively numbered pages.

Item 5.   Other Events.

          On   December 28, 1998    distributions   were   made   to   the
          Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 28, 1998 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1998-3
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1998-3



Date: December 29, 1998         By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         December 28, 1998                                 6

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 28, 1998


                                                SAXON ASSET SECURITIES TRUST 1998-3
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1998-3
                                                  STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:           28-DEC-98                                                                                           PAGE # 1
RECORD DATE:         30-NOV-98
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Certi- Certifi-
                                                                                fi-    cates
                                                                       Interest cates  Carry- Applied
                 Original        Beginning     Principal    Interest    Carry   Carry- over   Realized   Total            Ending
                 Certificate     Certificate   Distri-      Distri-    Forward  over   Amt    Loss       Distri-        Certificate
Class Cusip #    Balance         Balance       bution       bution       Amt    Amt    Paid   Amount     bution          Balance
------------------------------------------------------------------------------------------------------------------------------------
AF-1 805564BN0   74,000,000.00  67,620,991.18  2,568,696.96   358,954.76   -      N/A   N/A    N/A   2,927,651.72     65,052,294.22
AF-2 805564BP5   53,000,000.00  53,000,000.00             -   253,958.33   -      N/A   N/A    N/A     253,958.33     53,000,000.00
AF-3 805564BQ3   22,000,000.00  22,000,000.00             -   112,200.00   -      N/A   N/A    N/A     112,200.00     22,000,000.00
AF-4 805564BR1   34,000,000.00  34,000,000.00             -   173,400.00   -      N/A   N/A    N/A     173,400.00     34,000,000.00
AF-5 805564BS9   12,920,000.00  12,920,000.00             -    72,244.33   -      N/A   N/A    N/A      72,244.33     12,920,000.00
AF-6 805564BT7   25,950,000.00  25,950,000.00             -   129,966.25   -      N/A   N/A    N/A     129,966.25     25,950,000.00
MF-1 805564BU4   12,975,000.00  12,975,000.00             -    67,794.38   -      N/A   N/A      -      67,794.38     12,975,000.00
MF-2 805564BV2    9,731,000.00   9,731,000.00             -    54,899.06   -      N/A   N/A      -      54,899.06      9,731,000.00
BF-1 805564BZ3    9,083,000.00   9,083,000.00             -    62,824.08   -      N/A   N/A      -      62,824.08      9,083,000.00
BF-2 805564CB5    3,244,000.00   3,244,000.00             -    22,978.33   -      N/A   N/A      -      22,978.33      3,244,000.00
BF-3 805564CC3    2,595,000.00   2,595,000.00             -    18,381.25   -      N/A   N/A      -      18,381.25      2,595,000.00
AV-1 805564BW0  189,728,000.00 185,182,006.67  4,777,374.56   901,770.63   -        -     -    N/A   5,679,145.19    180,404,632.11
MV-1 805564BX8   17,677,000.00  17,677,000.00             -    89,807.62   -        -     -      -      89,807.62     17,677,000.00
MV-2 805564BY6   13,553,000.00  13,553,000.00             -    70,719.26   -        -     -      -      70,719.26     13,553,000.00
BV-1 805564CA7    7,662,000.00   7,662,000.00             -    47,706.00   -        -     -      -      47,706.00      7,662,000.00
BV-2 805564CD1    4,714,000.00   4,714,000.00             -    34,752.29   -        -     -      -      34,752.29      4,714,000.00
BV-3 805564CE9    2,357,000.00   2,357,000.00             -    17,376.15   -        -     -      -      17,376.15      2,357,000.00
   C      N/A              N/A            N/A           N/A   578,323.11 N/A      N/A   N/A    N/A     578,323.11               N/A
   R      N/A              N/A            N/A           N/A   544,670.93 N/A      N/A   N/A    N/A     544,670.93               N/A
===================================================================================================================================
    TOTALS      495,189,000.00 484,263,997.85  7,346,071.52 3,612,726.76   -        -     -      -  10,958,798.28    476,917,926.33
===================================================================================================================================

  Grp I        259,498,000.00  253,118,991.18  2,568,696.96 1,327,600.77                             3,896,297.73    250,550,294.22
 Grp II        235,691,000.00  231,145,006.67  4,777,374.56 1,162,131.95                             5,939,506.51    226,367,632.11


===============
LIBOR RATE  5.04234%
===============

Factor Information Per $1,000 of the Original Balance   Pass Through Rate
--------------------------------------------------------------------------------------------------------------------------------
                    Principal     Interest       Interest       Certificates     Certificates       End Prin       Current Pass
Class   Cusip #     Distribution  Distribution   Carry Forward     Carryover    Carryover Paid      Balance        Through Rate
--------------------------------------------------------------------------------------------------------------------------------
 AF-1   805564BN0  34.71212108     4.85074000     0.0000000               N/A            N/A    879.0850570        6.3700%
 AF-2   805564BP5            -     4.79166660     0.0000000               N/A            N/A   1000.0000000        5.7500%
 AF-3   805564BQ3            -     5.10000000     0.0000000               N/A            N/A   1000.0000000        6.1200%
 AF-4   805564BR1            -     5.10000000     0.0000000               N/A            N/A   1000.0000000        6.1200%
 AF-5   805564BS9            -     5.59166641     0.0000000               N/A            N/A   1000.0000000        6.7100%
 AF-6   805564BT7            -     5.00833333     0.0000000               N/A            N/A   1000.0000000        6.0100%
 MF-1   805564BU4            -     5.22500039     0.0000000               N/A            N/A   1000.0000000        6.2700%
 MF-2   805564BV2            -     5.64166684     0.0000000               N/A            N/A   1000.0000000        6.7700%
 BF-1   805564BZ3            -     6.91666630     0.0000000               N/A            N/A   1000.0000000        8.3000%
 BF-2   805564CB5            -     7.08333231     0.0000000               N/A            N/A   1000.0000000        8.5000%
 BF-3   805564CC3            -     7.08333333     0.0000000               N/A            N/A   1000.0000000        8.5000%
 AV-1   805564BW0  25.18012397     4.75296546     0.0000000         0.0000000      0.0000000    950.8592939        5.3123%
 MV-1   805564BX8            -     5.08047859     0.0000000         0.0000000      0.0000000   1000.0000000        5.5423%
 MV-2   805564BY6            -     5.21797831     0.0000000         0.0000000      0.0000000   1000.0000000        5.6923%
 BV-1   805564CA7            -     6.22631167     0.0000000         0.0000000      0.0000000   1000.0000000        6.7923%
 BV-2   805564CD1            -     7.37214468     0.0000000         0.0000000      0.0000000   1000.0000000        8.0423%
 BV-3   805564CE9            -     7.37214680     0.0000000         0.0000000      0.0000000   1000.0000000        8.0423%
-------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below

                     ---------------------------------------
                                  Mary Jo Davis
                              600 Travis Street, 10th Floor
                                 Houston, Texas
                                 (713) 216-4756
                     ---------------------------------------

                               CHASE BANK OF TEXAS
                                 MASTER SERVICER

                                       -6-

                                              SAXON ASSET SECURITIES TRUST 1998-3
                                            MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                         SERIES 1998-3
                                                STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:        28-DEC-98                                                                              PAGE #    2
RECORD DATE:      30-NOV-98

                                                                                                    Group I         Group II
                                                                                                  ---------------------------------

Sec.3.04(a)(i)(c)   Aggregate Scheduled Mortgage Principal Balance                              250,550,294.22     226,367,632.11
                    Prepayment Amount                                                             2,369,999.50       4,652,120.94
                    Liquidation Amount                                                                     -                 -
                    Substitution Shortfalls Amount                                                         -                 -
                    Repurchase Amounts                                                                     -                 -
                    Other Recoveries                                                                       -                 -
                    Extra Principal Distribution Amount                                                    -                 -
                    Applied Realized Loss Amount                                                           -                 -
                    Unpaid Realized Loss Amount                                                            -                 -
                                                                                                  ---------------------------------
Sec.3.04(a)(ii)     Group I Net Rate                                                                                    9.03571%
                    Group II Net Rate                                                                                   8.86097%

Sec.3.04(a)(iii)    The Largest Mortgage Loan Balance Outstanding in Group I                                          897,163.69
                    The Largest Mortgage Loan Balance Outstanding in Group II                                         828,117.68

                                                                                                    Group I         Group II
                                                                                                 ----------------------------------
Sec.3.04(a)(iv)      Servicing Fees                                                               107,464.19           96,310.58
                     Master Servicing Fees                                                          6,327.97            5,778.63
                                                                                                 ----------------------------------

Sec. 3.04 (b)       The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans in each Group
(i)-(ii)            as of the Close of Business as of the end of the Related Prepayment Period

                                                     Group I                                 Group II
                    ----------------------------------------------------------------------------------------------------
                    Category     Number   Percentage    Principal Balance    Number   Percentage    Principal Balance
                    ----------------------------------------------------------------------------------------------------
                   30-59 Days       9       1.73838%        4,355,516.59        53         3.70067%             8,377,125.26
                   60-89 Days       2       0.61515%        1,541,272.21        18         1.01678%             2,301,655.29
                   90+ Days         3       0.06500%          162,865.55         0         0.00000%                        -
                   ----------------------------------------------------------------------------------------------------

                                                                                                   Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)        Number of Mortgage Loans in Foreclosure Proceedings                               22              15
 (iii)              Scheduled Principal Balance of all Mortgage Loans in Foreclosure
                         Proceedings                                                           1,660,726.31         2,877,899.97
                    Number of Mortgage Loans in Foreclosure in Prior Month                         -                   7
                    Scheduled Principal Balance of all Mortgage Loans in Foreclosure in
                         Prior Month                                                               -                1,389,648.29
                                                                                                -----------------------------------


                                                                                                  Group I          Group II
                                                                                               -----------------------------------
Sec. 3.04(b)(iv)    Number of Mortgagors in Bankruptcy Proceedings                                     8               5
                    Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings    510,038.28            660,352.74
                                                                                                -----------------------------------


                                                                                                  Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)(v)     Number of REO Preperties in the Prepayment Period                                 -                 -
                    Aggregate book value of REO Preperties                                            -                 -
                                                                                                -----------------------------------


                                                                                   Servicer       Group I         Group II
                                                                                ---------------------------------------------------
Sec. 3.04 (b)(vi)   Number of 60+ Day Delinquent Loans                           Meritech            48                 35
                                                                                ---------------------------------------------------
                    Amount by Principal Balance of 60+ Day Delinquent Loans      Meritech      3,447,431.34     5,377,978.01
                                                                                ---------------------------------------------------
                             CHASE BANK OF TEXAS
                                MASTER SERVICER

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